SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20579


                                  FORM 8-K/A
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 30, 1995

                           SOFTKEY INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

       DELAWARE               0-13069                  94-2562108

     (State or other          (Commission              (IRS Employer
      jurisdiction of          File Number)             Identification No.)
      incorporation)

          ONE ATHENAEUM STREET, CAMBRIDGE, MASSACHUSETTS              02142

     (Address of principal executive offices)                    (Zip Code)

                              (617) 494 - 1200

     Registrant's telephone number, including area code:

                                   N/A

     (Former name or former address, if changed since last report)

                             Total Number of Pages
                         Exhibit Index Appears on Page


                    The Form 8-K dated December 29, 1995 of SoftKey International Inc. is hereby amended by adding the following to Item 7(a) and 7(c) thereof.

          Item 7.   Financial Statement, Pro Forma Financial
                    Information and Exhibits.

          (a) The required financial statements for Compton's NewMedia, Inc. and Compton's Learning Company (referred to collectively in such statements as "Compton's New Media Group") are filed herewith as Exhibit 99.6 hereto.

          (c)       Exhibits.

          Exhibit No.              Description

               23.1      Written Consent of Price Waterhouse LLP

               99.6      Financial Statements of Compton's New
                         Media Group


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOFTKEY INTERNATIONAL INC.

                                   By: /s/ R. Scott Murray
                                       R. Scott Murray
                                       Chief Financial Officer

          January 25, 1996



                                   Exhibit Index

          Exhibit                                          Sequential
          No.          Description                         Page No.

          23.1         Written Consent of Price Waterhouse
                       LLP

          99.6         Financial Statements of Compton's
                       New Media Group